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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (AMENDMENT NO. 1)
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 12, 1999


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                          CAPSTAR COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

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               DELAWARE                                0-22486                              13-3649750
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)
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          600 CONGRESS AVENUE
              SUITE 1400                                                                      78701
             AUSTIN, TEXAS                                                                  (Zip code)
         (Address of principal
          executive offices)
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

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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         The registrant, Capstar Communications, Inc., hereby amends its Current
Report on Form 8-K filed October 12, 1999 as set forth herein.

ITEM 5.  OTHER EVENTS.

         In a press release dated October 25, 1999, a copy of which is filed as
Exhibit 99.2 hereto, Capstar Communications, Inc. ("the Company"), an indirect subsidiary of AMFM Inc., announced that it had extended the expiration date on its solicitation of consents to amend certain provisions of the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of the Company's 12 5/8% Series E Cumulative Exchangeable Preferred Stock due October 31, 2006 (the "Preferred Stock"), as well as the form of indenture which governs the 12 5/8% Senior Subordinated Exchange Debentures due 2006 of the Company into which the Preferred Stock is convertible.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --        Press release, dated October 12, 1999.*
         99.2     --        Press release, dated October 25, 1999.

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*    Previously filed as an exhibit to the Form 8-K of Capstar Communications,
     Inc. filed October 12, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CAPSTAR COMMUNICATIONS, INC.
                                            (Registrant)



                                            By: /s/ W. SCHUYLER HANSEN
                                                -------------------------------
                                                  W. Schuyler Hansen
                                                  Senior Vice President and
                                                  Chief Accounting Officer


Date:    October 28, 1999




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                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER                      EXHIBIT TITLE
   -------                     -------------
     99.1      --    Press release, dated October 12, 1999*
     99.2      --    Press release, dated October 25, 1999


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*    Previously filed as an exhibit to the Form 8-K of Capstar Communications,
     Inc. filed October 12, 1999.